Exhibit 99.1

                      [Letterhead of Mintz & Partners LLP]

REPORT OF INDEPENDENT REGISTERED AUDITORS ON RECONCILIATION FROM CANADIAN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES TO UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

To the Board of Directors of mmWave Technologies Inc.

The balance sheets of mmWave Technologies Inc. (the "Company") as of December 31, 2004 and 2003, and the related statements of income and retained earnings and cash flows for the years then ended were prepared in conformity with accounting principles generally accepted in Canada and reported upon by Clarkson Rouble LLP who expressed an opinion without reservation on these statements in their reports dated March 3, 2005 and March 4, 2004.

We have audited the related supplemental information entitled "Reconciliation of Canadian Generally Accepted Accounting Principles ("GAAP") and U.S. GAAP". This supplemental information is the responsibility of the Company's management. Our responsibility is to express an opinion on this supplementary information based on our audit.

In our opinion, such supplemental information is fairly stated in all material respects, when considered in relation to the basic consolidated financial statements expressed in Canadian dollars of mmWave Technologies Inc. as of and for the years ended December 31, 2004 and 2003, taken as a whole.


Toronto, Canada                                   /s/ Mintz & Partners LLP
July 5, 2005                                      Chartered Accountants

Reconciliation of Canadian Generally Accepted Accounting Principles ("GAAP") and U.S. GAAP

The financial statements of mmwave Technologies Inc. have been prepard in accordance with generally accepted accounting principles ("GAAP") in Canada. Except as set out below, these financial statements also comply, in all material aspects, with accounting principles generally accepted in the United States.

Differences between Candian and US GAAP and additional disclosures

1 - Accounts receivable

The financial statements include accounts receivable, net of an allowance for doubtful accounts. In accordance with U.S. GAAP the allowance for doubtful accounts should be seperately disclosed in the financial statements. Accordingly the following information is presented.

                                                      2004              2003
          Accounts receivable under US GAAP        2,629,809         3,557,010
            Allowance for doubtful accounts         (178,272)         (197,565)
                                                  ----------        ----------
      Net accounts receivable under US GAAP        2,451,537         3,359,445
                                                  ==========        ==========

2 - Bank indebtedness

The financial statements include bank indebtedness in the cash balances on the Statement of Cash Flows. In accordance with U.S. GAAP the change in bank indebtedness should be included in the cash provided (utilized) by financing activities.

3 - Changes in non-cash working capital items

The financial statements referred to the changes in non-cash working capital items in the Statement of Cash Flows. For US GAAP purposes the cash flows from movement in the non-cash working capital items would be referred to as changes in non-cash operating items. This required the title to be changed.

Adjusted financial statements

Accordingly, the presentation of the financial statements to conform with US GAAP would be as follows:

Reconciliation of Canadian GAAP and U.S. GAAP

                                                           Period ended December 31                  Period ended December 31
                                                   --------------------------------------     -------------------------------------
                                                                    2004                                       2003
                                                   --------------------------------------     -------------------------------------
                                                      As                          U.S.           As                           U.S.
                                                   Reported    Ref.  Amount       GAAP        Reported   Ref.   Amount      GAAP
                                                   (in CDN$)                    (in CDN$)     (in CDN$)                   (in CDN$)
                                                   ---------                    ---------     ---------                   ---------
Balance sheet

Current assets
  Cash                                                    --           --              --            --             --           --
  Guaranteed investment certificate                       --           --              --            --             --           --
  Accounts receivable - net of allowance           2,451,537    (1)    --       2,451,536     3,359,445   (1)       --    3,359,445
  Inventory                                          436,801           --         436,801       666,876             --      666,876
  Prepaid expenses                                    25,448           --          25,448        85,433             --       85,433
                                                  ----------         --------------------     ---------        --------------------

                                                   2,913,786           --       2,913,785     4,111,754             --    4,111,754

Due from related parties                             247,981           --         247,981       534,247             --      534,247

Equipment                                            130,982           --         130,982       119,444             --      119,444

Intangibles                                               --           --              --            --             --           --
                                                  ----------         --------------------     ---------        --------------------

Total assets                                       3,292,749           --       3,292,748     4,765,445             --    4,765,445
                                                  ==========         ====================     ========         ====================

Current liabilities
  Bank indebtedness                                  245,038           --         245,038       319,748             --      319,748
  Accounts payable and
    accrued liabilities                            1,615,562           --       1,615,562     3,049,417             --    3,049,417
  Corporation income taxes payable                    47,456           --          47,456        18,413             --       18,413
  Current portion of long-term debt                  413,360           --         413,360            --             --           --
                                                  ----------         --------------------     ---------        --------------------

                                                   2,321,416           --       2,321,416     3,387,578             --    3,387,578

Due to shareholders                                  188,933           --         188,933       754,849             --      754,849
                                                  ----------         --------------------     ---------        --------------------

Total liabilities                                  2,510,349           --       2,510,349     4,142,427             --    4,142,427
                                                  ----------         --------------------     ---------        --------------------

Share capital                                         50,633           --          50,633        50,633             --       50,633
Retained earnings                                    731,767           --         731,767       572,385             --      572,385
                                                  ----------         --------------------     ---------        --------------------

Total equity                                         782,400           --         782,400       623,018             --      623,018
                                                  ----------         --------------------     ---------        --------------------

Total liabilities and equity                       3,292,749           --       3,292,749     4,765,445             --    4,765,445
                                                  ==========         ====================     =====================================

                                        (1) Accounts receivable                 2,629,809                                 3,557,010
                                            Allowance for doubtful accounts      (178,272)                                 (197,565)
                                                                                ---------                                 ---------
                                                                                2,451,537                                 3,359,445
                                                                                =========                                 =========

Reconciliation of Canadian GAAP and U.S. GAAP

                                                  Period ended December 31                         Period ended December 31
                                        -------------------------------------------     --------------------------------------------
                                                           2004                                                2003
                                        -------------------------------------------     --------------------------------------------
                                            As                               U.S.          As                               U.S.
                                         Reported     Ref.    Amount        GAAP        Reported     Ref.     Amount        GAAP
                                        (in CDN$)                         (in CDN$)     (in CDN$)                         (in CDN$)
                                        ---------                         ---------     ---------                         ---------
Statement of Income

Sales                                   11,183,352                --     11,183,352     11,234,904                 --     11,234,904

Cost of sales                            8,104,025                --      8,104,025      8,378,567                 --      8,378,567
                                        ----------           ----------------------     ----------         -------------------------

Gross margin                             3,079,327                --      3,079,327      2,856,337                 --      2,856,337

Other operating income
    Interest and other                      26,886                --         26,886         50,775                 --         50,775
                                        ----------           ----------------------     ----------         -------------------------

                                         3,106,213                --      3,106,213      2,907,112                 --      2,907,112

Selling and administrative expenses      2,899,375                --      2,899,375      2,846,608                 --      2,846,608
                                        ----------           ----------------------     ----------         -------------------------

Operating income (loss)                    206,838                --        206,838         60,504                 --         60,504

Other income
    Gain on disposal of assets                  --                --             --             --                 --             --
                                        ----------           ----------------------     ----------         -------------------------

Income before taxes                        206,838                --        206,838         60,504                 --         60,504

Income taxes
    Current                                 47,456                --         47,456         18,413                 --         18,413
    Future (recovery)                           --                --             --             --                 --             --
                                        ----------           ----------------------     ----------         -------------------------
                                            47,456                --         47,456         18,413                 --         18,413

                                        ----------           ----------------------     ----------         -------------------------
Net income                                 159,382                --        159,382         42,091                 --         42,091
                                        ==========           ======================     ==========         =========================

Reconciliation of Canadian GAAP and U.S. GAAP

                                                         Period ended December 31                      Period ended December 31
                                                 ----------------------------------------     --------------------------------------
                                                                   2004                                          2003
                                                 ----------------------------------------     --------------------------------------
                                                     As                           U.S.           As                          U.S.
                                                  Reported    Ref.   Amount       GAAP        Reported    Ref.   Amount      GAAP
                                                 (in CND$)                      (in CND$)     (in CND$)                    (in CND$)
                                                 ---------                      ---------     ---------                    ---------
Statement of cash flows

Cash provided (utilized) by
    operating activities

Net income                                          159,382              --       159,382        42,091              --      42,091
Add (deduct) items not requiring cash:
    Amortization                                     71,082              --        71,082        34,333              --      34,333
                                                -----------        ----------------------     ---------        --------------------
                                                    230,464              --       230,464        76,424              --      76,424
Changes in non-cash working capital items:                    (3)                                         (3)
Changes in non-cash operating items:                          (3)                                         (3)
    Accounts receivable                             907,908              --       907,908       (84,072)             --     (84,072)
    Inventories                                     230,075              --       230,075       248,630              --     248,630
    Prepaid expenses                                 59,985              --        59,985       (54,114)             --     (54,114)
    Accounts payable and accrued liabilities     (1,433,855)             --    (1,433,855)     (163,212)             --    (163,212)
    Corporation income taxes payable                 29,043              --        29,043         6,494              --       6,494
                                                -----------        ----------------------     ---------        --------------------

                                                     23,620              --        23,620        30,150              --      30,150
                                                -----------        ----------------------     ---------        --------------------

Cash provided (utilized) by
    financing activities

    Increase in bank indebtedness                        --   (2)   (74,710)      (74,710)           --   (2)   151,419     151,419
    Decrease in due to shareholders                (152,556)             --      (152,556)      (27,000)             --     (27,000)
                                                -----------        ----------------------     ---------        --------------------

                                                   (152,556)        (74,710)     (227,266)      (27,000)        151,419     124,419
                                                -----------        ----------------------     ---------        --------------------

Cash provided (utilized) by
    investing activities

    Additions to equipment                          (82,620)             --       (82,620)      (78,536)             --     (78,536)
    Decrease in due from related companies          286,266              --       286,266       (76,033)             --     (76,033)
                                                -----------        ----------------------     ---------        --------------------

                                                    203,646              --       203,646      (154,569)             --    (154,569)
                                                -----------        ----------------------     ---------        --------------------

Decrease in cash position                            74,710   (2)   (74,710)           --      (151,419)  (2)   151,419          --

Cash, beginning of year                            (319,748)  (2)   319,748            --      (168,329)  (2)   168,329          --
                                                -----------        ----------------------     ---------        --------------------

Cash, end of year                                  (245,038)  (2)   245,038            --      (319,748)  (2)   319,748          --
                                                ===========        ======================     =========        ====================

      NOTES:    (2)   To reallocate change in bank indebtedness to be included
                      under financing activities.